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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 22, 2001, in the Registration Statement (Form S-4 No. 333-00000) and related Prospectus of National Commerce Financial Corporation for the registration of 3,030,451 shares of its common stock.

                                              /s/ Ernst & Young LLP


Memphis, Tennessee
September 7, 2001